Exhibit 1.1

BLUE WATER VACCINES, INC.

UNDERWRITING AGREEMENT

[__________], 2022

Boustead Securities, LLC
6 Venture, Suite 325

Irvine, CA 92618

As Representative of the Underwriters
named on Schedule I hereto

Ladies and Gentlemen:

The undersigned, Blue Water Vaccines, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement (this “Agreement”) to issue and sell to the underwriter or underwriters, as the case may be, named in Schedule I hereto (each, an “Underwriter” and, collectively, the “Underwriters;”), for whom Boustead Securities, LLC is acting as representative (in such capacity, the “Representative”), an aggregate of 2,222,222 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”) The offering and sale of the Shares contemplated by this Agreement is referred to herein as the “Offering.”

1. Securities.

(a) Purchase of Firm Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of (i) [______] Shares at a purchase price per Share of $[____], which represents an 8% discount to the public offering price per Share and (ii)_______ Shares at a purchase price per Share of $[___] which represents a 3.5% discount to the public offering price per Share.

(b) The Underwriters, severally and not jointly, agree to purchase from the Company the number of Shares set forth opposite their respective names on Schedule I attached hereto and made a part hereof.

(c) Payment and Delivery. Delivery and payment for the Shares shall be made at 10:00 a.m., New York time, on the second Business Day following the effective date (the “Effective Date”) of the Registration Statement (as hereinafter defined) (or the third Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m. New York time) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of certificates representing, the Shares is referred to herein as the “Closing.” Payment for the Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one Business Day prior to the Closing Date. The Company will permit the Representative to examine and package the Shares for delivery, at least one Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Shares except upon tender of payment by the Representative for all the Shares.

(d) Representative’s Warrants. The Company hereby agrees to issue to the Representative (and/or its designees) on the Closing Date, Warrants to purchase 111,111 shares of Common Stock (the “Representative’s Warrants”), representing an aggregate of 5% of the number of shares of Common Stock issued to investors in the Offering. The Representative’s Warrants shall be exercisable, in whole or in part, commencing 180 days from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price of $[_____] per shares of Common Stock, which is equal to one hundred and fifteen percent (115%) of the Offering price of a Share. The Representative’s Warrants and the shares of Common Stock issuable upon exercise of the Representative’s Warrants are hereinafter referred to collectively as the “Representative’s Securities,” and together with the Shares, the “Securities.” The form of the Representative’s Warrant is attached hereto as Annex V hereto.

2. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-260137), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the Effective Date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to the Underwriters for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, and at the Closing Date, if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not, as of the date of such amendment or supplement, contain an untrue statement of a material fact and did not and will not, as of the date of such amendment or supplement, omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made as of its date, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of: the statements set forth in the “Underwriting” section of the Prospectus only insofar as such statements relate to the names and corresponding share amounts set forth in the table of Underwriters, the amount of selling concession and re-allowance or to over-allotment and related activities that may be undertaken by the Underwriters and the paragraph relating to stabilization by the Underwriters (the “Underwriters’ Information”).

(c) Neither: (i) any Issuer-Represented General Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus(es) (as defined below) when considered together with the General Disclosure Package, includes or included as of the Applicable Time any untrue statement of a material fact or omits or omitted as of the Applicable Time to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement, the General Disclosure Package or any Issuer-Represented Limited-Use Free Writing Prospectus (as defined below) in conformity with the Underwriters’ Information. Each of (i) any electronic road show or investor presentation (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) delivered to and approved by the Underwriters for use in connection with the marketing of the Offering as of the time of their use and at the Closing Date and on each Option Closing Date, if any and (ii) any individual Written Testing-the-Waters Communication (as defined herein), when considered together with the General Disclosure Package at the Closing Date and on each Option Closing Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

(d) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission.

(e) From the time of the initial submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly in or through any Person authorized to act on its behalf in any Testing-the Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(f) The Company has not (i) alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the written consent of the Representative and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act or (ii) since February 7, 2022 authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company confirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule 2-C hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(g) As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

(h) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the General Disclosure Package, any Issuer-Represented Limited-Use Free Writing Prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. Unless the Company obtains the prior consent of the Representative, the Company has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the Representative shall be deemed to have been given in respect of any free writing prospectus referenced on Schedule II attached hereto. The Company has complied and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus as of its issue date and at all subsequent times through the Closing Date, including timely filing with the Commission where required, legending and record keeping. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(i) The Representative agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Securities that would constitute an Issuer-Represented Free Writing Prospectus or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Company hereto shall be deemed to have been given in respect of any Issuer-Represented General Free Writing Prospectuses referenced on Schedule II attached hereto.

(j) As used in this Agreement, the terms set forth below shall have the following meanings:

(i) “Applicable Time” means [_______], 2022, [____]a.m./p.m. (Eastern time) on the date of this Agreement.

(ii) “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(iv) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(v) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(k) Mayer Hoffman McCann P.C. (the “Auditor”), whose reports relating to the Company are included in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”). To the Company’s knowledge, the Auditor is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”). The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(l) Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which could reasonably be expected to result in a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company or any of its Subsidiaries (as hereinafter defined); (B) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Representative’s Warrants, the Registration Statement, the General Disclosure Package and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(m) As of the dates set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Capitalization” all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable federal and to the knowledge of the Company, all state securities laws and none of those shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to the extent any such rights were not waived; the Securities have been duly authorized and, when issued and delivered against payment therefore as provided in this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Securities is not subject to any preemptive rights, rights of first refusal or other similar rights that have not heretofore been waived (with copies of such waivers provided to the Underwriters); and no holder of any Securities or any shares of Common Stock is or will be subject to personal liability by reason of being such a holder. The Securities conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus;

(n) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company or any of its Subsidiaries and (B) there are no contracts, agreements or understandings between the Company and/or any of its Subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register any securities of the Company owned or to be owned by such person and any such rights so disclosed have been waived by the holders thereof in connection with this Agreement and the transactions contemplated hereby including the Offering;

(o) The shares of Common Stock underlying the Representative’s Warrants have been duly authorized and reserved for issuance, conform to the description thereof in the Registration Statement, the General Disclosure Package and the Prospectus and have been validly reserved for issuance and will, upon exercise of the Representative’s Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or be subject to preemptive or similar rights to subscribe for or purchase securities of the Company and the holders thereof will not be subject to personal liability by reason of being such holders.

(p) The subsidiaries of the Company (the “Subsidiaries”), together with their respective jurisdictions of incorporation are listed on Schedule IV hereto. Each of the Subsidiaries is wholly-owned by the Company and no person or entity has any right to acquire any equity interest in any of the Subsidiaries. Except for the Subsidiaries, the Company does not own any equity interest in any other corporation, limited liability company or other entity.

(q) The Company and each of its Subsidiaries has been duly incorporated, organized or formed and validly exists as a corporation or limited liability company in good standing under the laws of the state of its incorporation, organization or formation. The Company and each of its Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its properties. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and its Subsidiaries; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (any such effect being a “Material Adverse Effect”).

(r) Neither the Company nor any of its Subsidiaries is: (i) in violation of its certificate of incorporation or bylaws, operating agreement or other organizational documents, (ii) in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, security interest, charge or other encumbrance (a “Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except, in the case of subsections (ii) and (iii) above, for such violations or defaults which (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

(s) The Company has full right, power and authority to execute and deliver this Agreement, the Representative’s Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement and the Representative’s Warrants. The Company has duly and validly authorized this Agreement and the Representative’s Warrants and each of the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and are enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(t) When issued, the Representative’s Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and the Representative’s Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(u) The execution, delivery, and performance by the Company of this Agreement, the Representative’s Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, the Representative’s Warrants and consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, operating agreement or other organizational documents of the Company or any of its Subsidiaries, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign applicable to the Company or any of its Subsidiaries, or (iv) trigger a reset or repricing of any outstanding securities of the Company, except in the case of subsection (i) for any default, conflict or violation that would not have or reasonably be expected to have a Material Adverse Effect.

(v) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as they are now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, except which (individually or in the aggregate), in each such case, would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any of its Subsidiaries could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(w) The Company and each of its Subsidiaries is in compliance with all applicable material laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except for any non-compliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect.).

(x) Intentionally omitted;

(y) The Company has filed with the Commission a Form 8-A (File Number 001-[_________] providing for the registration of the Common Stock (the “Form 8-A Registration Statement”). The Common Stock is registered pursuant to Section 12(b) under the Exchange Act. The Form 8-A Registration Statement was declared effective by the Commission on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(z) The Common Stock, including the Shares have been approved for listing on the NASDAQ Capital Market (the “Exchange”), subject to notice of official issuance and the Company has taken no action designed to, or likely to have the effect of, delisting its Common Stock, including the Shares, from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing.

(aa) No consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic is required for the execution, delivery and performance of this Agreement or the Representative’s Warrants or consummation of each of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder, except (i) such as may have previously been obtained (with copies of such consents provided to the Underwriters), (ii) the registration under the Securities Act of the Securities, which has become effective, (iii) such consents as may be required under state securities or blue sky laws or the by-laws and rules of the Nasdaq Capital Market, and (iii) the FINRA in connection with the purchase and distribution of the Securities by the Underwriters, each of which has been obtained and is in full force and effect.

(bb) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any of its Subsidiaries is a party or of which any property, operations or assets of the Company or any of its Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no such proceeding, litigation or arbitration is threatened or contemplated and the defense of any such proceedings, litigation and arbitration against or involving the Company or any of its Subsidiaries would not reasonably be expected to have a Material Adverse Effect.

(cc) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, and present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal year end adjustments and do not contain certain footnotes. The supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the respective entities presented therein.

(dd) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(ee) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(ff) The Company has established and maintains disclosure controls and procedures over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures are designed to ensure that information relating to the Company required to be disclosed in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the General Disclosure Package and in the Prospectus.

(gg) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the Nasdaq Capital Market and the board of directors and/or audit committee has adopted a charter that satisfies the requirements of the rules and regulations of the Nasdaq Capital Market. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the board of directors nor the audit committee has been informed, nor is the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(hh) Neither the Company nor any of its Affiliates (as defined in the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(ii) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package, and the Prospectus, neither the Company nor any of its Affiliates has sold or issued any securities during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act.

(jj) To the knowledge of the Company, all information contained in the questionnaires completed by each of the Company’s officers and directors and 5% holders immediately prior to the Offering and provided to the Representative as well as the biographies of such officers and directors in the Registration Statement are true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become inaccurate and incorrect.

(kk) To the knowledge of the Company, no director or officer of the Company or any of its Subsidiaries is subject to any non-competition agreement or non-solicitation agreement with any current employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(ll) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(mm) No relationship, direct or indirect, exists between or among any of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has not, in violation of Sarbanes-Oxley directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(nn) The Company is in material compliance with the rules and regulations promulgated by the Nasdaq Capital Market (to the extent applicable to the Company prior to the listing of the Common Stock on the Nasdaq Capital Market following the Closing) or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii)  the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(oo) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee, financial consulting fee or other like payment in connection with the transactions contemplated by this Agreement or any arrangements, agreements, understandings, payments or issuance with respect to the Company or, to the Company’s knowledge, any of its officers, directors, shareholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(pp) The Company and each of its Subsidiaries owns or leases all such properties (other than intellectual property, which is covered by Section 2(qq)) as are necessary to the conduct of its business as presently operated as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or any of its Subsidiaries. Any real property and buildings held under lease or sublease by the Company or any of its Subsidiaries are held by it under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of its Subsidiaries.

(qq) To the Company’s knowledge, the Company and each of its Subsidiaries: (i) owns, possesses, or has the adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of its businesses as being conducted and as described in the Registration Statement, the General Disclosure and Prospectus and (ii) has no knowledge that the conduct of its business conflicts or will conflict with the rights of others, and it has not received any notice of any claim of conflict with, any right of others. Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any of its Subsidiaries has granted or assigned to any other Person any right to sell any of the products or services of the Company or its Subsidiaries. To the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries has received any claim for royalties or other compensation from any Person, including any employee of the Company or any of its Subsidiaries who made inventive contributions to the technology or products of the Company or any of its Subsidiaries that are pending or unsettled, and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus neither the Company nor any of its Subsidiaries has or will have any obligation to pay royalties or other compensation to any Person on account of inventive contributions.

(rr) The agreements and documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the applicable provisions of the Securities Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or businesses are or may be bound or affected and (i) that is referred to in the Registration Statement, the General Disclosure Package or the Prospectus or attached as an exhibit thereto, or (ii) is material to the business of the Company or any of its Subsidiaries, has been duly and validly executed by the Company or its Subsidiary, as applicable, is in full force and effect in all material respects and is enforceable against the Company or its Subsidiary in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company or any of its Subsidiaries, and neither the Company, any Subsidiary nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder, in any such case, which would result in a Material Adverse Effect.

(ss) The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(tt) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any of its Subsidiaries, other than liens for taxes not yet delinquent, or being contested in good faith by appropriate proceedings and for which reserves in accordance with GAAP have been established in the Company’s books and records. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(uu) No labor disturbance or dispute by or with the employees of the Company or any of its Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, currently exists or, to the Company’s knowledge, is threatened. The Company and each of its Subsidiaries is in compliance in all material respects with the labor and employment laws and collective bargaining agreements and extension orders applicable to its employees.

(vv) As to each product or product candidate subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) and/or the jurisdiction of the non-U.S. counterparts thereof that is tested, sold and/or marketed by the Company or any of its Subsidiaries (each such product, a “Product”), such Product is being tested, sold and/or marketed by the Company or any of its Subsidiaries in compliance with all applicable requirements under FDCA and/or and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries currently has any products that have been approved by the FDA or any non-U.S. counterparts thereof to be manufactured, packaged, labeled, distributed, sold and/or marketed. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity or any non-U.S. counterparts thereof, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company or its Subsidiaries (iv) enjoins production at any facility of the Company or its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or its Subsidiaries. The properties, business and operations of the Company and each of its Subsidiaries have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA and non-U.S. counterparts thereof.

(ww) The pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company and each of its Subsidiaries that are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus were and, if still pending, are being conducted in all material respects accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). The descriptions of the results of such studies and tests that are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present the published data derived from such studies and tests. Neither the Company nor any of its Subsidiaries has received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing pre-clinical studies or tests requiring the termination or suspension of such studies or tests. For the avoidance of doubt, the Company makes no representation or warranty that the results of any studies, tests or preclinical trials conducted by or on behalf of the Company or any of its Subsidiaries will be sufficient to obtain governmental approval from the FDA or any foreign, state or local governmental body exercising comparable authority or that additional studies, tests or preclinical trials will reach similar results or conclusions.

(xx) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each of its Subsidiaries has at all times operated its business in material compliance with all Environmental Laws (as hereinafter defined), and no material expenditures are or will be required in order to comply therewith. Neither the Company nor any of its Subsidiaries has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

(yy) Reserved

(zz) The Company and each of its Subsidiaries maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for similarly situated pre-clinical companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have Material Adverse Effect. The Company reasonably believes that it and each of its Subsidiaries will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its respective business and the value of its respective properties at a cost that would not have a Material Adverse Effect. The Company currently maintains director and officer insurance coverage in an amount of $2,000,000.

(aaa) Except as would not result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities (including the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission that is required to be so filed for the business operation of the Company or such Subsidiary as currently conducted. All such filings were in material compliance with applicable laws when filed and no deficiencies have been asserted in writing by any applicable regulatory authority (including the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions. The Company and each of its Subsidiaries holds, and is in material compliance with, all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body (including the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) required for the conduct of the business of the Company and each of its Subsidiaries as currently conducted, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(bbb) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(ccc) Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ddd) The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company’s knowledge, all other jurisdictions to which the Company and each of its Subsidiaries is subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(eee) Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(fff) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. To the Company’s knowledge, there are no other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member participating in the Offering within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (the “Filing Date”) or thereafter. To the Company’s knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member participating in the Offering. The Company will advise the Underwriters and their respective counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(ggg) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company either individually or taken as a whole, as the context requires.

(hhh) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the executive officers and directors of the Company who have signed the Registration Statement, with the assumption that such executive officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as executive officers or directors of the Company).

(iii) Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Loeb & Loeb LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

3. Offering. Upon authorization of the release of the Securities by the Representative, the Underwriters propose to offer the Securities for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Representative that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(b) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the opinion of Underwriters’ Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object within 24 hours of delivery thereof to the Representatives and Underwriters’ Counsel.

(c) After the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the General Disclosure Package or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the General Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock from any securities exchange upon which they are listed for trading, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d) (i) During the Prospectus Delivery Period, the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package, the Registration Statement and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package ) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or Underwriters’ Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package ) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representative and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 a.m., New York time, on the Business Day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h) The Company will use its reasonable best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Representative may reasonably designate and to maintain such qualification in effect for so long as required for the distribution thereof, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction, to execute a general consent to service of process in any such jurisdiction, or to subject itself to taxation in any such jurisdiction if it is otherwise not so subject.

(i) During a period of twelve (12) months following the date of this Agreement (the “Company Lock-up Period”), the Company may not, without the prior written consent of the Representative, (i) offer, sell, issue, agree or contract to sell or issue or grant or modify the terms of any option for the sale of any securities of the Company, except for (A) the issuance of securities under the Company’s 2019 Equity Incentive Plan and 2022 Equity Incentive Plan, as described in the Registration Statement, and the Prospectus, (B) the issuance of shares of Common Stock upon the exercise or conversion of securities that are issued and outstanding on the date of this Agreement and are described in the Registration Statement and the Prospectus, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price or conversion price of such securities (other than in connection with stock splits, adjustments or combinations as set forth in such securities) or to extend the term of such securities or (C) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith within 90 days following the Closing Date, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (ii) file any registration statement relating to the offer or sale of any of the Company’s securities except for any registration statement on Form S-8 covering securities to be issued under the Company’s 2019 Equity Incentive Plan or 2022 Equity Incentive Plan.

(j) Schedule II hereto contains a complete and accurate list of the Company’s executive officers, directors and holders of 3% or more of the Company’s Common Stock (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Annex I (the “Lock-Up Agreement”), prior to the execution of this Agreement.

(k) If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a Lock-Up Agreement described in Section 4(j) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by (i) a press release substantially in the form of Annex VI hereto through a major news service or (ii) any other method that satisfies the obligations described in FINRA Rule 5131(d)(2) at least two business days before the effective date of the release or waiver.

(l) For a period of three years from the Closing Date, the Company shall retain Continental Stock Transfer & Trust Company as the Company’s transfer agent and registrar for the Common Stock or a transfer and registrar agent for the Common Stock, reasonably acceptable to the Representative.

(m) Reserved.

(n) For a period of at least three (3) years from the Effective Date, the Company shall retain a nationally recognized PCAOB registered independent public accounting firm reasonably acceptable to the Representative. The Representative acknowledges that the Auditor is acceptable to the Representative.

(o) During the period of one (1) year from the Effective Date, the Company will make available to the Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative: (i) as soon as practicable after they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request in writing pursuant to a specific regulatory or liability issue or; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(p) The Company will not issue press releases or engage in any other publicity without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first Business Day following the forty fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(q) Intentionally Omitted

(r) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus.

(s) The Company will use its commercial best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Capital Market, the NYSE, or the NYSE American, for at least three (3) years after the Closing Date.

(t) The Company, during the Prospectus Delivery Period, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(u) The Company will use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

(v) The Company will not take, and will use its reasonable best efforts to cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(w) The Company shall cause to be prepared and delivered to the Representative, at its expense, within two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(x) The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Representative represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(y) The Company hereby grants Representative the right of first refusal for a period of twelve (12) months from the Effective Date of this Agreement to act as sole underwriter or placement agent for any and all future public and private equity and debt (excluding commercial bank debt) offerings during such twelve (12) month period of the Company, or any successor or any Subsidiary of the Company. The Company and Representative agree that the provisions of the preceding sentence shall not be applicable to financing provided by or solicited from any person or entity who is a current holder of the Company’s debt or equity.

5. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder including the following:

(i) all filing fees and communication expenses related to the registration of the Securities to be sold in the Offering including all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii) all fees and expenses in connection with filings with FINRA;

(iii) all fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering;

(iv) all fees and expenses in connection with listing the Common Stock on the Nasdaq Capital Market;

(v) the costs of all mailing and printing of the underwriting documents (including this Agreement, any blue sky surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney);

(vi) all reasonable travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Securities;

(vii) any stock transfer taxes payable upon the transfer of securities by the Company to the Underwriters and any other taxes incurred by the Company in connection with this Agreement or the Offering;

(viii) the costs associated with book building, prospectus tracking and compliance software and the cost of preparing certificates representing the Securities;

(ix) the cost and charges of any transfer agent or registrar for the Securities;

(x) any reasonable cost and expenses in conducting background checks of the Company’s officers and directors by a background search firm acceptable to the Representative;

(xi) fees of Underwriters’ Counsel;

(xii) the cost of preparing, printing and delivering certificates representing each of the Securities;

(xiii) all other costs, fees and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this section

(b) Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated by the Company, pursuant to Section 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay the out-of-pocket expenses actually incurred as allowed under FINRA Rule 5110 by the Underwriters through the date of such termination (including the fees and disbursements of Underwriters’ Counsel).

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b) The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading; provided, however, that if in the Representative’s opinion such deficiency is curable Representative shall have given the Company reasonable notice of such deficiency and a reasonable chance to cure such deficiency.

(c) The Representative shall have received the written opinion and negative assurance letter of (i) Ellenoff Grossman & Schole LLP, the securities counsel for the Company, dated as of the Closing Date and addressed to the Representative substantially in the form attached hereto as Annex II-A and (ii) Shumaker, Loop & Kendrick, LLP, the corporate counsel for the Company, dated as of the Closing Date and addressed to the Representative substantially in the form attached hereto as Annex II-B. The Representative shall have received the written opinion of Shumaker, Loop & Kendrick, LLP, the Intellectual Property counsel to the Company dated as of the Closing Date and addressed to the Representative substantially in the form attached hereto as Annex III. The Representative shall have received the certificate of the Company’s chief executive officer dated as of the Closing Date with respect to the regulatory matters substantially in the form attached hereto as Annex IV.

(d) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Sections 1 and 2 hereof are accurate, (iii) as of the Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(e) On the date of this Agreement and on the Closing Date, the Representative shall have received a “cold comfort” letter from the Auditor as of the date of delivery and addressed to the Representative and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement and the Prospectus covered by such letter.

(f) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(g) Prior to the execution and delivery of this Agreement, the Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Annex I.

(h) As of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the Nasdaq Capital Market and satisfactory evidence of such action shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Nasdaq Capital Market, nor has the Company received any information suggesting that the Commission or the Nasdaq Capital Market is contemplating terminating such registration of listing. The Shares shall be DTC eligible.

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(k) The Company shall have furnished the Representative with a Certificate of Good Standing for the Company certified by the Secretary of State of Delaware.

(l) On the Closing Date, there shall have been issued to the Representative, a Representative’s Warrant in the form attached hereto as Annex V.

(m) The Company shall have furnished the Representative and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Underwriter, its officers, directors and employees, and each Person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise(including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) any Issuer Free Writing Prospectus or in any other materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (collectively “Marketing Materials”) or (C) any filings or reports filed by the Company under the Exchange Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or any other Marketing Materials, in reliance upon and in conformity with the Underwriters’ Information.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the aggregate underwriting discount applicable to the Securities to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 2(b) hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded, based upon written advice of counsel, that a conflict may arise between the positions of the indemnifying party and the indemnified party, or any of them, in conducting the defense of any such action or there may be legal defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties and shall be paid as incurred. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably delayed, withheld or denied), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the aggregate discounts and commissions applicable to the Securities underwritten by it and distributed to the public and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities to be purchased by each of the Underwriters hereunder and not joint.

9. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Shares hereunder, and if the securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Shares set forth opposite the name of such Underwriter on Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Securities exceeds 10% of the number of Shares, the Representative may in its discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within 48 hours after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Sections 5, 10, 14 and 15, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The representations contained in Section 2 hereof and the covenants and agreements contained in Sections 5, 7, 8, this Section 10 and Sections 12, 13, 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof. The representations and covenants contained in Sections 2, 3 and 4 hereof shall survive termination of this Agreement if any Securities are purchased pursuant to this Agreement.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 5, 7, 8, 12, 13, 14 and 15, inclusive, shall remain in full force and effect at all times after the execution hereof. If this Agreement is terminated after any Securities have been purchased hereunder, the provisions of Sections 2, 3 and 4 hereof shall survive termination of this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange or the Nasdaq Capital Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the Nasdaq Capital Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have been publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for those out-of-pocket expenses (including the reasonable fees and expenses of Underwriters’ Counsel), actually incurred by the Underwriters in connection herewith.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to:

Boustead Securities, LLC
6 Venture, Suite 325

Irvine, CA 92618
Attention:
Fax:

with a copy to Underwriters’ Counsel at:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell Nussbaum, Esq.
Fax: 212-407-4990

if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement.

13. Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

14. Submission of Jurisdiction; Governing Law;

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

15. Entire Agreement. This Agreement, together with the exhibits, schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, constitutes the entire agreement of the parties to this Agreement and supersedes all prior or contemporaneous written or oral agreements, understandings, promises and negotiations with respect to the subject matter hereof.

16. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

19. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s Securities. The Company further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which the major stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

BLUE WATER VACCINES, INC.

By:
	Name:	Joseph Hernandez
	Title:	Chief Executive Officer

Accepted by the Representative, acting for themselves and as
Representative of the Underwriters named on Schedule I attached hereto, as of the date first written above:

BOUSTEAD SECURITIES, LLC

By:
Name:
Title:

SCHEDULE I

Name of Underwriter	Number of Shares Being Purchased
Boustead Securities, LLC
Total

SCHEDULE II

Lock-Up Parties

Joseph Hernandez

Jon Garfield

Erin Henderson

Kimberly Murphy

John Rice, Ph.D.

Allan L. Shaw

Michael Venerable

James Sapirstein

Cincinnati Cornerstone Investors BWV I, LLC

CincyTech Fund IV, LLC

SCHEDULE III

Free Writing Prospectus

SCHEDULE IV

Subsidiaries

None.

ANNEX I

Form of Lock-Up Agreement

________, 2022

Boustead Securities, LLC
6 Venture, Suite 325

Irvine, CA 92618

Ladies and Gentlemen:

The undersigned understands that Boustead Securities, LLC (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement “) with Blue Water Vaccines, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) of shares of common stock, par value $0.00001 per share (the “Common Stock”) of the Company.

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date of the Underwriting Agreement and ending one hundred eighty (180) days after such date (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities (i) as a bona fide gift, by will or intestacy, (ii) by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement, or (iii) to a family member or trust for the benefit of a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made. For the avoidance of doubt, the restrictions set forth in this letter shall not prohibit the exercise of options under the Company’s 2019 Equity Incentive Plan and 2022 Equity Incentive Plan. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

Annex I -1

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any Securities that the undersigned may purchase in the Public Offering; (ii) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision in this lock-up agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into shares of Common Stock, as applicable; provided that the undersigned does not transfer the shares of Common Stock acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period) or a sale of 100% of the Company’s outstanding shares of Common Stock.

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by [___________], 2022, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Annex I -2

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

Annex I -3

ANNEX II-A

FORM OF SECURITIES COUNSEL OPINION

Annex II -1

ANNEX II-A

FORM OF CORPORATE COUNSEL OPINION

Annex II -2

ANNEX III

FORM OF IP COUNSEL OPINION

Annex III -1

ANNEX IV

FORM OF THE CHIEF EXECUTIVE OFFICER WITH RESPECT TO REGULATORY MATTERS

Annex IV -1

ANNEX V

Form of Representative’s Warrant

Annex V-1